UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2013

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Suite 1500, Philadelphia, PA		19103-3615
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 7, 2013, Sunoco Logistics Partners L.P. (the “Partnership”), its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership”), Sunoco Partners LLC (the “General Partner”) and Sunoco Logistics Partners GP LLC (the “OLP GP” and, together with the Partnership, the Operating Partnership and the General Partner, the “Partnership Parties”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale by the Operating Partnership of (i) $350 million in aggregate principal amount of 3.45% Senior Notes due 2023 (the “2023 Notes”) and (ii) $350 million in aggregate principal amount of 4.95% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”), in an underwritten public offering (the “Offering”). The Notes issued and sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-185192) filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2012, as supplemented by the prospectus supplement, dated January 7, 2013 (the “Prospectus Supplement”), relating to the Offering and filed with the SEC pursuant to Rule 424(b) under the Securities Act on January 8, 2013. The closing of the Offering occurred on January 10, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership Parties, customary conditions to closing, indemnification obligations of the Partnership Parties and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Operating Partnership will use the net proceeds of the Offering to repay in full the balance outstanding under its $350 million revolving credit facility and the balance outstanding under the $200 million revolving credit facility under which Sunoco Partners Marketing & Terminals L.P. is the borrower and the Partnership and the Operating Partnership are guarantors (the “$200 million revolving credit facility”). Affiliates of each of the Underwriters are lenders under the Operating Partnership’s $350 million revolving credit facility. Affiliates of the following Underwriters are lenders under the $200 million revolving credit facility: J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., RBS Securities Inc., Deutsche Bank Securities Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and instruments of the Partnership or its subsidiaries. The Underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain legal opinions relating to the Notes are filed herewith as Exhibit 5.1.

Seventh Supplemental Indenture

The 2023 Notes were issued under the indenture, dated as of December 16, 2005 (the “Base Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee, as supplemented by the Seventh Supplemental Indenture, dated as of January 10, 2013 (the “Seventh Supplemental Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, and U.S. Bank National Association, as successor trustee. The 2023 Notes are fully and unconditionally guaranteed by the Partnership. The material terms of the 2023 Notes and the Seventh Supplemental Indenture are described in the Prospectus Supplement under the heading “Description of the notes” and “Description of the Debt Securities,” which description is incorporated by reference in this Item 1.01.

The foregoing description of the Base Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Seventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the 2023 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the global note representing the 2023 Notes, a form of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Eighth Supplemental Indenture

The 2043 Notes were issued under the Base Indenture, as supplemented by the Eighth Supplemental Indenture, dated as of January 10, 2013 (the “Eighth Supplemental Indenture”), between the Operating Partnership, as issuer, the Partnership, as guarantor, and U.S. Bank National Association, as successor trustee. The 2043 Notes are fully and unconditionally guaranteed by the Partnership. The material terms of the 2043 Notes and the Eighth Supplemental Indenture are described in the Prospectus Supplement under the heading “Description of the notes” and “Description of the Debt Securities,” which description is incorporated by reference in this Item 1.01.

The foregoing description of the Base Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Eighth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Supplemental Indenture, which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the 2043 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the global note representing the 2043 Notes, a form of which is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On January 7, 2013, the Partnership issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of January 7, 2013, by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Logistics Partners GP LLC and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of December 16, 2005, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.4 of Registration Statement on Form S-3, File No. 333-130564, filed December 21, 2005).

4.2	Seventh Supplemental Indenture, dated as of January 10, 2013, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.3	Form of 3.45% Senior Notes due 2023 (incorporated by reference to Exhibit A to Exhibit 4.2 of this Current Report on Form 8-K).

4.4	Eighth Supplemental Indenture, dated as of January 10, 2013, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.5	Form of 4.95% Senior Notes due 2043 (incorporated by reference to Exhibit A to Exhibit 4.4 of this Current Report on Form 8-K).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 to this Current Report on Form 8-K).

99.1	Press Release, dated January 7, 2013, announcing the pricing of the Offering.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.
By:	Sunoco Partners LLC, its General Partner

By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Vice President, General Counsel and Corporate Secretary

January 10, 2013

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 7, 2013, by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Logistics Partners GP LLC and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of December 16, 2005, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, the subsidiary guarantors named therein and Citibank, N.A., as trustee (incorporated by reference to Exhibit 4.4 of Registration Statement on Form S-3, File No. 333-130564, filed December 21, 2005).

4.2	Seventh Supplemental Indenture, dated as of January 10, 2013, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.3	Form of 3.45% Senior Notes due 2023 (incorporated by reference to Exhibit A to Exhibit 4.2 of this Current Report on Form 8-K).

4.4	Eighth Supplemental Indenture, dated as of January 10, 2013, by and among Sunoco Logistics Partners Operations L.P., as issuer, Sunoco Logistics Partners L.P., as guarantor, and U.S. Bank National Association, as successor trustee.

4.5	Form of 4.95% Senior Notes due 2043 (incorporated by reference to Exhibit A to Exhibit 4.4 of this Current Report on Form 8-K).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 to this Current Report on Form 8-K).

99.1	Press Release, dated January 7, 2013, announcing the pricing of the Offering.